UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 10, 2008
Middlefield Banc Corp.

(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street, Middlefield, Ohio	44062-0035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       (440) 632-1666
[not applicable]

(Former nme or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     At its March 10, 2008 meeting, The Middlefield Banking Company’s board of directors approved a salary adjustment, retroactive to January 1, 2008, for President and Chief Executive Officer Thomas G. Caldwell. The Middlefield Banking Company is a wholly owned subsidiary of Middlefield Banc Corp. The salary adjustment was recommended and approved by the Compensation Committee at its March 4, 2008 meeting. Base salary in 2008 for Mr. Caldwell will now be $221,400, an increase of $5,400.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.
Date: March 12, 2008	/s/ James R. Heslop, II
James R. Heslop, II
Executive Vice President and COO